Exhibit 99.2

Unlocking Life Changing Therapies Corporate Overview | August 2026

©2026 Relmada - All rights reserved Disclosures 2 The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. This press release contains statements which constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as "if", "may", "expects", "anticipates", "believes", "will", "will likely result", "will continue", "plans to", "potential", "promising", and similar expressions. These statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including potential for Phase 2 NDV-01 data to continue to deliver positive results supporting further development, potential for clinical trials to deliver statistically and/or clinically significant evidence of efficacy and/or safety, failure of interim or top-line results to accurately reflect the complete results of the trial, failure of planned or ongoing preclinical and clinical studies to demonstrate expected results, potential failure to secure FDA agreement on the regulatory path for sepranolone, and NDV- 01, or that future sepranolone, or NDV-01 clinical results will be acceptable to the FDA, failure to secure adequate sepranolone, or NDV-01 drug supply, and the other risk factors described under the heading "Risk Factors" set forth in the Company's reports filed with the SEC from time to time. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Relmada undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Readers are cautioned that it is not possible to predict or identify all the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be a complete list. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

©2026 Relmada - All rights reserved Investment Thesis 3 Innovative pipeline of potential high-value assets, led by NDV-01 for non- muscle invasive bladder cancer (NMIBC) NDV-01, a late-stage sustained-release Gem/Doce with attractive commercial profile and well-defined regulatory pathway Improvement vs. conventional Gem/Doce, positioning NDV-01 as a next- generation standard-of-care driven by ease and speed of administration, extended tumor exposure and physician familiarity Proven efficacy of conventional Gem/Doce supported by positive clinical response and tolerability profile for NDV-01 reduce mechanistic and regulatory risk Experienced leadership team supported by leading urology KOLs with direct NMIBC trial and practice experience

©2026 Relmada - All rights reserved Innovative Pipeline of Potential High-Value Assets 4 Candidate / Indication Phase 1 Phase 2 Phase 3 Status / Potential Next Steps NDV-011 High-Risk NMIBC (Study TRCG-001) 2H26: Continued enrollment and long-term follow-up By YE26: File NDV-01 IND NDV-01 Intermediate-Risk NMIBC (RESCUE Cohort 1) Upon IND Clearance: Initiate RESCUE Phase 3 registrational Cohort 1 NDV-01 2L BCG-Unresponsive (RESCUE Cohort 2A)2 Upon IND Clearance: Initiate RESCUE Phase 3 registrational Cohort 2A NDV-01 2L BCG-Unresponsive (RESCUE Cohort 2B)3 Upon IND Clearance: Initiate RESCUE Phase 2 exploratory Cohort 2B Sepranolone Prader-Willi Syndrome (PWS) By YE26: File Sepranolone IND Upon IND Clearance: Initiate Phase 2 study 1. NDV-01: A sustained-release intravesical formulation of gemcitabine/docetaxel (Gem/Doce); 2. BCG-Unresponsive patients with CIS +/- Ta/T1 disease; Phase 3 Cohort 2A is a registrational cohort intended for regulatory approval. 3. BCG-Unresponsive patients with high-grade Ta/T1 disease. Cohort 2B is an exploratory cohort and not intended for regulatory approval. NMIBC: Non-muscle invasive bladder cancer; BCG: Bacillus Calmette-Guérin; 2L: Second Line Focused on programs with positive proof-of-concept data Upon IND Clearance Upon IND Clearance Upon IND Clearance Upon IND Clearance

©2026 Relmada - All rights reserved NDV-01 A sustained-release intravesical formulation of gemcitabine/docetaxel (Gem/Doce) for patients with NMIBC, with positive Phase 2a data1 5 1. Relmada press release March 9, 2025 NMIBC: Non-muscle invasive bladder cancer. The graphic is for artistic purposes only, not a factual representation

©2026 Relmada - All rights reserved NMIBC Represents Multi-Billion Dollar Market Opportunity 6 1. National Cancer Institute (SEER). Cancer Stat Facts: Bladder Cancer. 2. American Cancer Society. Key Statistics for Bladder Cancer. 3. National Cancer Institute. Bladder Cancer Survival Data. 4. American Urological Association / SUO. NMIBC Guidelines (2024 Amendment). 5. Białek et al. EORTC Bladder Cancer Recurrence Calculator. 2024. 6. Seo et al. J Prev Med Public Health. 2018. 7. Nielsen et al. Cancer. 2013. 8. Shih K et al. Aging Dis. 2021. 9. Aldousari et al. Can Urol Assoc J. 2013. 10. Clark O et al. Pharmacoecon Open. 2024. NMIBC: Non-muscle invasive bladder cancer ~ 68,000 ~85,000 ~744,000 ~ 54,400 Key Highlights High incidence1 4.2% of all new cancer cases in the US High recurrence5 ~30%-61% of high-risk patients recur within one year. Multiple treatment courses High cost Complex treatment pathways $6.5B total annual cost (U.S.)10 Intermediate-risk and high-risk have increased risk of recurrence and progression (Intermediate-risk represents 45%6, 7 and high-risk represents 35%7 of NMIBC cases) New bladder cancer cases2 71-97% 5-year overall survival, 8% with advanced disease3 US prevalence of Bladder Cancer1 (Overall Bladder Cancer) NMIBC cancer cases (80% of bladder cancers)4,6,8,9 50-80% recurrence rate (over five years)5

©2026 Relmada - All rights reserved Potential 2L NDV-01 Usage * NMIBC Patient Journey 7 Initial Testing Urologist performs cystoscopy and urine cytology. TURBT TURBT to stage, risk-stratify, and treat disease. Symptoms Patient presents to physician; most common presenting symptom is hematuria (blood in urine). Risked-Based Therapies Adjuvant therapy (chemotherapy, immunotherapy, systemic therapy) based on patients risk category. 4 Low-Risk Intermediate-Risk High-Risk BCG-Unresponsive 1 2 3 (*) Initial NDV-01 Registrational Pathways Based on AUA/SUO Practice Guidelines, 2024 (Event April 28, 2025 (Holzbeierlein et al. ("Diagnosis and Treatment of Non-Muscle Invasive Bladder Cancer: AUA/SUO Guideline: 2024 Amendment"). NMIBC: Non-muscle invasive bladder cancer; BCG: Bacillus Calmette Guérin; TURBT: Trans Urethral Resection of Bladder Tumor; 2L: Second-line 5 Ongoing Surveillance Regular cystoscopy and urine cytology (up to every 3 months) to monitor for recurrence/progression. Perioperative Chemotherapy Perioperative Chemotherapy Perioperative Chemotherapy Intravesical BCG Intravesical Chemotherapy/BCG * Perioperative Chemotherapy Disease Recurrence Immunotherapy, Intravesical Chemotherapy, and Systemic Therapies

©2026 Relmada - All rights reserved Systemic Therapy Overview of NMIBC Treatment Landscape 8 Intravesical Chemotherapy Gene Therapy/ Immunotherapy TURBT Surgery Relmada internal market research, 2025. 1. Pycha A et al. Urology. 2003. 2. Białek, Ł. (2024, August 1). EORTC Bladder Cancer Recurrence and Progression Calculator. Omni Calculator. NMIBC: Non-muscle invasive bladder cancer; TURBT: Transurethral resection of bladder tumor; BCG: Bacillus Calmette-Guérin Approved and emerging treatments Complications (>15%)1 OR procedure under anesthesia Patient burden Emerging dataset Conventional Chemotherapies: mitomycin, gemcitabine, Gem/Doce Sustained-Release: NDV-01 (Gem/Doce), INLEXZO™ (gemcitabine), ZUSDURI (mitomycin) Risk of recurrence (50-80%)2 Supply issues Complex handling requirements BCG, Adstiladrin®, Anktiva®, Cretostimogene, TARA-002, EG- 70, TAR-210 (FGFR inhibitor) Risk of recurrence Risk of immune-mediated or systemic side effects KEYTRUDA® (anti-PD1), Sasanlimab (anti-PD1), TYRA-300 (oral FGFR3)

©2026 Relmada - All rights reserved Gem/Doce Combination Stands Out in Urology Times Survey1 9 What is your preferred treatment for patients with BCG-unresponsive NMIBC? When selecting intravesical therapy after BCG- unresponsive NMIBC, which agent do you most commonly use? 1. Derived from Urology Times: Survey on Treatment Patterns and Preferences in Non–Muscle Invasive Bladder Cancer, June 2025, based on responses from 42 practicing physicians (Saylor, Benjamin P. "Survey: New NMIBC Treatments Face Slow Uptake." Urology Times, 17 July 2025. Clinical trial Nogapendekin alfa inbakicept (ANKTIVA®) Pembrolizumab (KEYTRUDA®) Intravesical chemotherapy Mitomycin-C Nogapendekin alfa inbakicept (ANKTIVA®) Nadofaragene Firadenovec (ADSTILADRIN®) Gemcitabine plus docetaxel (Gem/Doce) Gemcitabine Nadofaragene firadenovec (ADSTILADRIN®) 0% 20% 40% 60% 80% 100% 0% 20% 40% 60% 80% 100%

©2026 Relmada - All rights reserved vs. <5 minutes for NDV-01 Significant Issues with Conventional Gem/Doce Intravesical Therapy for NMIBC 10 NMIBC: Non-muscle invasive bladder cancer; Gem/Doce: Gemcitabine plus Docetaxel vs. NDV-01 comes ready for use in two pre-filled plastic syringes vs. NDV-01 which provides the opportunity for community urologist to deliver Gem/Doce vs. NDV-01 which provides sustained release of Gem/Doce for up to 10 days 4-hour total conventional Gem/Doce procedure time Requires specialized pharmacy preparation Utilization concentrated in academic setting Limited drug exposure and dwell time

©2026 Relmada - All rights reserved NDV-01 - Targeted Sustained-Release Intravesical Gem/Doce 11 Diffusion through pores Diffusion through the polymer Osmotic pumping Erosion Bladder-targeted solid matrix enables prolonged tumor exposure to the cytotoxic drug combination via multiple delivery modalities

©2026 Relmada - All rights reserved NDV-01 in-vitro Drug Concentrations Show Continuous & Optimized Drug Release 12 • In-vitro profiles demonstrate stable and predictable drug levels, minimizing peaks and troughs associated with systemic side effects. • Controlled drug exposure can potentially enhance anti-tumor activity while reducing the frequency of administration, enabling biweekly dosing. 0 10 20 30 40 50 60 70 80 90 100 0 20 40 60 80 100 120 140 160 180 200 Release, % Time (hours) Gemcitabine Release % Docetaxel Release % 0 5 10 15 20 25 30 0 500 1000 1500 2000 2500 3000 0 20 40 60 80 100 120 140 160 180 200 Docetaxel Gemcitabine Time (hours) Gem, µg/ml DCTX, µg/ml NDV-01 Gem/Doce Concentration Over Time NDV-01 Cumulative Release Profile Experimental overview: 12g NDV-01 with 10% gemcitabine, 0.25% docetaxel formulation was instilled into 100ml artificial urine (AUF) and kept in an orbital shaker incubator at 370C, 20 rpm. 87ml of the AUF sample was withdrawn twice a day and replaced by 85ml of fresh AUF. The drugs concertation in the UAF was quantitatively determined by HPLC

©2026 Relmada - All rights reserved NDV-01: Clinically De-Risked with Clear Competitive Advantages 13 Ready for Use: Rapid, Office-Based Administration NDV-01 comes as two prefilled syringes instilled in < 5 minutes Convenience: Unlocks Community-Based Treatment In-office administration by MA/RN/LPN without specialized infusion infrastructure, supporting broad adoption in community urology practices where ~80% of NMIBC patients are treated Derisked Based on Conventional Gem/Doce Usage Conventional Gem/Doce is a well-understood and most commonly used in academic practice, providing familiarity and supporting a lower-risk clinical and regulatory pathway Prolonged Intravesical Tumor Exposure NDV-01 delivers continuous intravesical Gem/Doce inside the bladder enabling sustained tumor exposure Favorable Safety & Clearance Profile The NDV-01 biodegradable polymer gradually disintegrates and is safely excreted in urine, vs. Inlexzo™which requires device extraction Relmada internal market research 2025. NMIBC: Non-muscle invasive bladder cancer; Gem/Doce: Gemcitabine plus Docetaxel; MA: Medical assistant; RN: Registered Nurse; LPN: Licensed practical

©2026 Relmada - All rights reserved 14 Study TRCG-011 for High-Risk NMIBC An open-label, single-arm, single-center Phase 2a study to evaluate safety and efficacy of NDV-01 in HR NMIBC patients (NCT06663137) HR: High Risk; NMIBC: Non-muscle invasive bladder cancer

©2026 Relmada - All rights reserved Inclusion Criteria Purpose Primary Endpoint Secondary Endpoint Exploratory Study Design 15 ONGOING TRCG-011 STUDY • High-risk disease with CIS, Ta/T 1 tumors1, 2 • BCG-naive, BCG- unresponsive, intolerant and experienced patients Evaluate the potential of NDV-01 as a safe and effective treatment for patients with high-risk NMIBC • Safety • CR Rate at 12 months • DOR • EFS • PK 1. The American Cancer Society. Bladder Cancer Stages. American Cancer Society, 12, Mar, 2024; 2. Holzbeierlein, Jeffrey M., et al. "Diagnosis and Treatment of Non-Muscle Invasive Bladder Cancer: AUA/SUO Guideline: 2024 Amendment." The Journal of Urology, vol. 211, no. 4, Jan. 2024. CIS: Carcinoma In Situ; Ta: Noninvasive papillary carcinoma; T1: Tumor invades lamina propria; NMIBC: Non- muscle invasive bladder cancer; CR: Complete Response; DOR: Duration of Response; EFS: Event Free Survival; PK: Pharmacokinetics; TURBT: Transurethral resection of bladder tumor BCG: Bacillus Calmette-Guérin Follow up to 24 months Urinary cytology Cystoscopy Upper tract imaging TURBT or bladder biopsy if necessary N=70 High-risk NMIBC Intravesical NDV-01 Induction 6 biweekly instillations Maintenance Monthly instillations

©2026 Relmada - All rights reserved Demographic Data 16 ONGOING TRCG-011 STUDY Characteristics N=48 % Age Median (range) 75 (52-93) yr Sex Male 42 87.5% Female 6 12.5% BCG doses Median BCG doses (range) 9 (3-23) BCG-status BCG-naive 23 47.9% BCG-exposed 5 10.4% BCG-unresponsive 20 41.7% Stage CIS +/- Ta/T1 12 25.0% Ta HG 29 60.4% T1 HG 7 14.6% BCG: Bacillus Calmette-Guérin; CIS: Carcinoma In Situ; Ta: Noninvasive papillary carcinoma; T1: Tumor invades lamina propria; HG: High grade

©2026 Relmada - All rights reserved 01-002 CIS BCG-UR 01-007 T1 BCG-exposed 01-009 T1 BCG-UR 01-010 T1 BCG-naive 01-011 T1+CIS BCG-naive 01-013 Ta BCG-exposed 01-014 Ta BCG-naive 01-015 Ta BCG-naive 01-020 Ta BCG-UR 01-022 Ta BCG-naive 01-023 Ta BCG-naive 01-024 Ta BCG-naive 01-025 Ta BCG-naive 01-027 Ta BCG-UR 01-028 Ta BCG-UR 01-004 CIS BCG-naive 01-021 Ta BCG-UR 01-026 Ta BCG-UR 01-005 T1+CIS BCG-UR 01-003 CIS BCG-naive 01-030 Ta BCG-UR Pending 01-019 Ta BCG-UR Discontinued 01-032 Ta BCG-UR Pending 01-034 T1+CIS BCG-UR Pending 01-035 Ta BCG-UR Pending 01-018 Ta BCG-exposed Discontinued 01-029 Ta BCG-UR Discontinued 01-033 T1 BCG-naive Discontinued 01-036 Ta BCG-UR Pending 01-037 Ta BCG-exposed Pending 01-038 Ta BCG-naive Pending 01-039 Ta BCG-naive Pending 01-042 Ta+CIS BCG-naive Pending 01-043 Ta+CIS BCG-UR Pending 01-045 T1 BCG-naive Pending 01-046 Ta BCG-UR Pending 01-044 Ta BCG-naive Pending 01-001 T1 BCG-naive Discontinued 01-047 Ta BCG-naive Pending 01-049 Ta BCG-naive Pending 01-050 Ta BCG-naive Pending 01-051 Ta BCG-exposed Pending 01-052 Ta BCG-naive Pending 01-054 CIS BCG-UR Pending 01-055 CIS BCG-UR Pending 01-059 CIS BCG-UR Pending 01-060 T1 BCG-naive Pending 01-062 CIS BCG-naive Pending 3 months 6 months 9 months Patient # 12 months NDV-01 Provided Durable Response Over Time 17 ONGOING TRCG-011 STUDY Stage BCG status Discontinued 95% Anytime CR rate 87% 3-month CR rate 86% 6-month CR rate 85% 9-month CR rate CR: Complete response; BCG: Bacillus Calmette-Guérin; BCG-UR: BCG-unresponsive; KM: Kaplan-Meier analysis 76% 12-month CR rate CR Non-CR Re-induced Ongoing

©2026 Relmada - All rights reserved Efficacy Results 18 ONGOING TRCG-011 STUDY n/N % Anytime 36/38 95% 3-month 33/38 87% 6-month 25/29 86% 9-month 22/26 85%* 12-month 19/25 76%* 12-month KM analysis - 83% • No patient had progression to muscle invasive disease • No patient underwent a radical cystectomy • 10 patients awaiting 3-month response assessment – Including 3 BCG-unresponsive CIS patients 1. Efficacy evaluable patients (n=38) includes patients with at least 3-month follow-up assessment. *Includes patients with CR after re-induction. 80% CR rate after re-induction; 2. https://www.fda.gov/media/101468/download; BCG: Bacillus Calmette-Guérin; BCG-UR: BCG-unresponsive; KM: Kaplan-Meier analysis n/N % Anytime 16/17 94% 3-month 14/17 82% 6-month 12/14 86% 9-month 10/11 91% 12-month 8/10 80% 12-month KM analysis - 84% • n = 20 patients dosed in BCG-UR subpopulation • BCG-UR defined by FDA definition2 BCG-UR Subpopulation (Complete Response) Efficacy Evaluable Patients1 (Complete Response)

©2026 Relmada - All rights reserved Treatment-Related AE and Tolerability 19 ONGOING TRCG-011 STUDY No patient had ≥ Grade 3 TRAE No patients discontinued treatment due to AEs Of the 48 patients who received ≥ 1 dose of NDV-01, 30 (63%) had a TRAE • 54% transient uncomfortable urination (dysuria) • 8% asymptomatic positive urine culture • 8% hematuria TRAE: Treatment-related adverse events; AE: Adverse events

©2026 Relmada - All rights reserved 20 Recurrent / Endovesical / Surgery-sparing / Combination therapy for / Urothelial cancer / Effectiveness Phase 3 Program

©2026 Relmada - All rights reserved Two Independent NDV-01 Approval Pathways Provide Significant Market Opportunity 21 PHASE 3 RESCUE TRIAL 1. Based on Internal estimates. 2. Grabe-Heyne et al. Front Oncol. 2023. 3. FDA approval summaries; company disclosures; published clinical trial data. NMIBC: Non-muscle invasive bladder cancer; BCG: Bacillus Calmette-Guérin (BCG); TURBT: Transurethral Resection of Bladder Tumor; CIS: carcinoma in situ; 1L: first-line; 2L: second-line; CR: Complete Response; ~75k patients/annually in US1 – with ~35%2 of intermediate-risk patients receiving adjuvant therapy post-TURBT Registrational Pathway 2 Open label randomized controlled trial in intermediate-risk NMIBC – adjuvant therapy following TURBT (NDV-01 vs. observation) ~5k patients/annually in US1 – based on 12-month CR rates of 19%-46%3 for 1L BCG-unresponsive therapies Registrational Pathway 1 Single-arm trial in 2L BCG-unresponsive NMIBC with CIS who are refractory to approved or developmental 1L therapies

©2026 Relmada - All rights reserved Cohort 2A: 2L BCG-Unresponsive NMIBC 22 PHASE 3 RESCUE TRIAL Open-label, single-arm study to evaluate safety and efficacy of NDV-01 in BCG-UR refractory to first-line therapy Study design Inclusion Criteria Purpose • HR BCG-UR with CIS refractory to first-line therapy • Safety and efficacy of NDV-01 in patients with HR BCG-UR with CIS Secondary Endpoint Primary Endpoint Other • CR anytime • Safety • DOR • PFS • RFS amongst responders • PK 1. BCG-Unresponsive patients with CIS +/- Ta/T1 disease. Phase 3 Cohort 2A is a registrational cohort intended for regulatory approval. 2. BCG-Unresponsive patients with high-grade Ta/T1 disease. Phase 2 Cohort 2B is an exploratory cohort and not intended for regulatory approval. HR: High risk; CIS: Carcinoma In Situ; CR: Complete Response; DOR: Duration of Response; RFS: Recurrence Free Survival; PFS: Progression Free Survival; PK: Pharmacokinetics; TURBT: Transurethral resection of bladder tumor; BCG: Bacillus Calmette-Guérin BCG-UR: BCG-unresponsive Intravesical NDV-01 Induction 6 biweekly instillations Maintenance Monthly instillations Follow up to 24 months Urinary cytology Cystoscopy TURBT or bladder biopsy if necessary Cohort 2A1 (Registrational; N=87) HR BCG-UR NMIBC with CIS refractory to 1st line therapy

©2026 Relmada - All rights reserved Cohort 1: Adjuvant Intermediate-Risk NMIBC 23 PHASE 3 RESCUE TRIAL Registrational Randomized study of TURBT + NDV-01 vs. TURBT in IR NMIBC Inclusion Criteria Primary Endpoint • IR NMIBC • IBCG risk factors ≥ 1 • DFS* • Safety Intravesical NDV-01 Induction 6 biweekly instillations + maintenance Observation Option to have Induction with NDV-01 with recurrence Follow up to 24 months Urinary cytology Cystoscopy Upper tract imaging TURBT or bladder biopsy if necessary DFS: Disease Free Survival; IR: Immediate Risk; HG-RFS: High Grade Recurrence Free Survival; PFS: Progression Free Survival; QOL: Quality of Life Metrics; TURBT: Transurethral resection of bladder tumor; IBCG: International Bladder Cancer Group; LG: Low grade; HG: High grade Cohort 1 (Registrational; N=276) TURBT within 12 weeks (+/- single-dose peri-operative chemotherapy) Study design *DFS = time from randomization to the date of the first documented recurrence/progression. Stratification Factors: • LG vs. HG • Single-dose peri-operative chemotherapy: yes vs. no Secondary Endpoint • HG-RFS • PFS • QOL

©2026 Relmada - All rights reserved Expect to File NDV-01 IND By YE26 and Initiate Phase 3 RESCUE Program Upon IND Clearance 24 Initiate Phase 3 RESCUE Trial Target two independent registrational pathways: • 2L BCG-Unresponsive NMIBC patients • Adjuvant Intermediate-Risk NMIBC patients YE26 Upon IND Clearance BCG: Bacillus Calmette-Guérin (BCG); NMIBC: No muscle invasive bladder cancer; IR: Intermediate Risk NDV-01 United States IND Filing

©2026 Relmada - All rights reserved Sepranolone A novel candidate, with potential to overcome the challenges of current therapies for compulsivity disorders 25

©2026 Relmada - All rights reserved Sepranolone Has the Potential to Normalize GABAA Receptor Activity 26 GABA (Υ-aminobutyric acid) is the primary neurotransmitter, involved in anxiety and compulsive disorders1,2 Allopregnanolone (ALLO) typically enhances GABAA calming effects3, 4 In some individuals, ALLO exacerbates anxiety and compulsivity5, 6 Sepranolone normalizes GABAA receptor activity without interfering in GABA signaling7,8 1. Nuss P et al. Neuropsychiatr Dis Treat. 2015. 2. Möhler H. Neuropharmacology. 2012. 3. Belelli D et al. Nat Rev Neurosci. 2005. 4. Majewska MD et al. Science. 1986. 5. Girdler SS et al. Biol Psychiatry. 2001. 6. Bixo M et al. Br J Psychiatry. 2025. 7. Bixo M et al. Psychoneuroendocrinology. 2017. 8. Bäckström T et al. Psychoneuroendocrinology. 2021. GABAA: Υ-aminobutyric acid type A; ALLO: Allopregnanolone

©2026 Relmada - All rights reserved OCD is characterized by intrusive, unwanted thoughts (obsessions) and repetitive behaviors (compulsions) US prevalence 8.2M people4 Neurological disorder characterized by repetitive, involuntary tics, with childhood onset US prevalence 350-450K children and adults3 Neurological disorder that causes involuntary, rhythmic shaking. Primarily notice during voluntary movements US prevalence 6.4 MM people2 Genetic disorder often defined by persistent hunger and overeating Global prevalence 350-400K people1 Positive Phase 2 Data and Unique MOA Give Sepranolone Broad Potential 27 Prader-Willi Syndrome Essential Tremors Tourette Syndrome Obsessive- Compulsive Disorder and related disorders 1. Scheimann AO. UpToDate. 2023. 2. Crawford S et al. Neurology. 2020. 3. Tinker SC et al. Psychiatry Res. 2022. 4. International OCD Foundation epidemiology data. PWS: Prader-Willi syndrome; ET: Essential Tremor; OCD: Obsessive Compulsive Disorder

©2026 Relmada - All rights reserved Sepranolone: Highlights & Development Value 28 Differentiated therapeutic candidate for compulsivity-related disorders, supported by positive proof-of-concept data in Tourette's syndrome Phase 2 study in Prader-Willi syndrome (PWS) planned for mid-2026, targeting a rare genetic disorder affecting 350,000–400,000 individuals worldwide Program readiness: Regulatory engagement and manufacturing activities are actively underway, supporting efficient trial initiation Orphan/rare disease incentives: Potential for orphan drug designation, including regulatory exclusivity, accelerated approval pathways, and enhanced commercial visibility Strategic investor value: Clear development milestones, potential for first- in-class differentiation, and meaningful opportunity in a high-unmet-need rare disease

©2026 Relmada - All rights reserved Expect to File Sepranolone IND By YE26 and Initiate Phase 2 Trial in PWS Upon IND Clearance 29 Initiation of Phase 2 study in Prader-Willi Syndrome Focus on evaluating early proof-of-concept YE26 Upon IND Clearance PWS: Prader-Willi syndrome Sepranolone United States IND Filing

©2026 Relmada - All rights reserved Corporate Summary 30

©2026 Relmada - All rights reserved Financial Overview 31 $217.7 million1 ~106.7 million1 1. As of June 30, 2026; ~127.9M as converted – includes ~14.9M outstanding options (weighted average exercise price of $12.58/share) and ~6.3M outstanding warrants Common shares outstanding Cash, cash equivalents & short-term investments As of June 30, 2026

Thank You!